Exhibit 10.27

AMENDMENT TO EMPLOYEE EMPLOYMENT AGREEMENT

        This Amendment is made as of the 25th day of October, 2001, between THERAGENICS CORPORATION, a Delaware Corporation (the “Company”) and MICHAEL O’BANNON (the “Employee”).

INTRODUCTION

        The Company and the Employee are parties to that certain employment agreement dated January 1, 2000 (the “Employment Agreement”). The parties now desire to amend the Employment Agreement to provide as follows:

        NOW THEREFORE, the parties amend the Employment Agreement as follows:

1.     By substituting the following for Section 1(e):

        Business of the Company means any business that involves the manufacture, production, sale, marketing, promotion, exploitation, development and distribution of palladium-103 or temporary or permanently implantable devices for use in the treatment of cancer, restenosis or macular degeneration.

2.     By substituting the following for Section 1(f)(v):

(v)     illegal use by the Employee of alcohol or drugs; or

3.     By substituting the following for Section 3(d):

    Vacation.        The Employee shall be entitled to vacation in accordance with Company policy, but in any event the Employee shall be entitled to no less than four weeks of vacation per year. Vacation shall be taken at times mutually convenient to the Company and the Employee.

4.     By addition of the following Section 3(k):

    Memberships.        The Company will reimburse the Employee for one professional membership which has a business related purpose and is approved by the Company.

5.     By substituting the following for Section 4(b):

    (b)        Termination This Agreement and the Employee’s employment by the Company hereunder may only be terminated before expiration of the Term (i) by mutual agreement of the Employee and the Company; (ii) by the Employee with Good Reason upon not less than two (2) weeks written prior notice to the Company; (iii) by the Employee without Good Reason upon not less than thirty (30) days written prior notice to the Company; (iv) by the Company without Cause; (v) by the Company for Cause, or (vi) by the Company or the Employee due to the Disability of the Employee. This Agreement shall also terminate immediately upon the death of the Employee. Notice of termination by either the Company or the Employee shall be given in writing and shall specify the basis for termination and the effective date of termination.

6.     By substituting the following for Section 4(c):

    (c)        Effect of Termination. Upon termination of this Agreement and the Employee’s employment hereunder, the Company shall have no further obligation to the Employee or the Employee’s estate with respect to this Agreement, except for payment of salary and bonus amounts, if any, accrued pursuant to Section 3(a) or 3(b) hereof and unpaid at the Termination Date, and termination payments, if any, set forth in Section 4(e) or 4(f) hereof, as applicable, subject to the provisions of Section 11 hereof. Neither Section 4(e) nor 4(f) applies to a Termination due to the Employee’s Disability or death. Nothing contained herein shall limit or impinge any other rights or remedies of the Company or the Employee under any other agreement or plan to which the Employee is a party or of which the Employee is a beneficiary.

7.     By substituting the following for Section 4(e):

    (e)        Certain Terminations not in Connection with a Change in Control. Upon termination of the Employee’s employment by the Company without Cause or by the Employee for Good reason, the Company shall be obligated to pay the Employee his annual base salary at the time of termination of employment for one (1) year after termination of employment. Payments made under this Section 4(e) shall be paid as a salary continuation.

8.     By substituting the following for Section 4(f):

    (f)        Certain Terminations in Connection with a Change in Control. If, within ninety (90) days preceding or within one year following a Change in Control, either the Company terminates the Employee’s employment without Cause or the Employee terminates his Employment for any reason before notification by the Company to the Employee that the Employee’s Employment will be terminated for Cause, the Company shall be obligated to pay the Employee an amount equal to whichever of the following results in the Employee receiving a larger after-tax amount: (i) two (2) times the Employee’s annual base salary at the time of termination of employment or (ii) if less than two times the Employee’s annual base salary at the time of termination of employment, then the largest amount that could be paid to the Employee, which will not result in a nondeductible “parachute payment” under Section 280G of the Internal Revenue Code. Such amount shall be paid to the Employee ratably over two (2) years following termination.

9.     By addition of the following Section 4(g):

(g)     Notwithstanding any other provision hereof, the Company’s obligation to pay the severance benefit set forth in Section 4(e) or 4(f), if applicable, will be contingent upon the Employee executing and providing to the Company (and not revoking within the revocation period, if any, provided pursuant to the applicable release agreement) the form of release agreement attached hereto as Exhibit A, Exhibit B, or Exhibit C, whichever is determined by the Company to be appropriate. The Employee shall execute the release within such period as is provided for in the applicable release agreement, following the Company’s provision of such release agreement to the Employee in connection with the Employee’s termination of employment.

10.     By substituting the following for Section 5(a):

    (a)        Agreement Not to Compete. The Employee agrees that commencing on the Commencement Date and continuing through the Applicable Period, he will not (except on behalf of or with the prior written consent of the Company, which consent may be withheld in Company’s sole discretion), within the Area, either directly or indirectly, on the Employee’s own behalf, or in the service of or on behalf of others, engage in or provide services of a similar type or nature as he performs for the Company to any Competing Business. For purposes of this Section 5, the Employee acknowledges and agrees that the Business of the Company is conducted in the Area.

11.     By substituting the following for Section 6:

    6.        Agreement Not to Solicit Employees.

        The Executive agrees that commencing on the Commencement Date and continuing through the Applicable Period, he will not, either directly or indirectly, on the Executive’s own behalf or in the service of or on behalf of others, solicit, divert or hire, or attempt to solicit, divert or hire, to any Competing Business in the Area any person employed by the Company or an Affiliate with whom he has had material contact during his employment, whether or not such employee is a full-time employee or a temporary employee of the Company or an Affiliate and whether or not such employment is pursuant to written agreement and whether or not such employment is for a determined period or is at will.

12.     By substituting the following for Section 8(b):

    (b)        Prior Inventions. If prior to the Commencement Date the Employee conceived any Invention or acquired any ownership interest in any Invention which (i) is the property of the Employee, or of which the Employee is a joint owner with another person or entity, (ii) is not described in any issued patent as of the Commencement Date, and (iii) would be a Company Invention if such Invention were made during the Term of this Agreement, then with respect to any such Invention described in Exhibit D attached hereto, the Employee hereby grants to the Company a nonexclusive, paid up, royalty-free license to use and practice such Invention, including a license under all patents to issue in any country which pertain to such Invention; provided, however, that the Employee shall retain all right, title and interest to any such Invention described in Exhibit D.

13.     By substituting the following for Section 8(c):

    (c)        Prior Patents. The Employee represents to the Company that the Employee owns no patents or copyrights, individually or jointly with others, except those described in Exhibit D attached hereto.

14.     By substituting the following for Section 8(d):

    (d)        Patent Applications. The Employee agrees that should the Company elect to file an application for patent protection, either in the United States or in any foreign country, on a Company Invention of which the Employee was an inventor, the Employee will execute all necessary truthful papers, including formal assignments to the Company relating to such patent applications. The Employee further agrees to cooperate with any attorneys or other persons designated by the Company by explaining the nature of any Company Invention for which the Company elects to file an application for patent protection, reviewing applications and other papers and providing any other cooperation reasonably required for orderly prosecution of such patent applications. Provided, however, that if the Employee is required to provide such assistance after he has left employment with the Company, the Company shall pay the Employee an hourly rate for his assistance, which shall be determined by converting the Employee’s then current annual salary into an hourly rate of pay.  The Company shall be responsible for all expenses incurred for the preparation and prosecution of all patent applications on Company Inventions filed by the Company.

15.     By substituting the following for Section 9(c):

    (c)        Prior Works. The Employee claims no ownership rights in any Works, except as described in Exhibit D attached hereto.

16.     By substituting the following for Section 11(b):

    (b)        In addition to any other rights the Company may have pursuant to this Agreement, if Employee engages in or provides managerial, supervisory, sales, marketing, financial, management information, administrative or consulting services or assistance (collectively “Prohibited Services”) to, or owns (other than ownership of less than five percent (5%) of the outstanding voting securities of an entity whose voting securities are traded on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System) a beneficial or legal interest in, any Competing Business within the Area during the Applicable Period, Employee will forfeit any amounts owed to Employee under Section 4(e) or 4(f), as applicable, which have not been paid to Employee by the Company and Employee shall immediately repay to the Company all amounts previously paid to Employee pursuant to Section 4(e) or 4(f), as applicable.

17.     By substituting the following for Section 14(c):

    (c)        Arbitration.  Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be adjudicated through binding arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) in Atlanta, Georgia, with the Company bearing responsibility for the filing costs charged by the AAA for such arbitration. However the provisions of this Section will not prevent the Company from instituting an action in a court of law under this Agreement for specific performance of this Agreement or temporary or permanent injunctive relief as provided in Section 11 hereof. The parties hereto agree that the exclusive venue for any such lawsuit will be Fulton County, Georgia and the Employee consents to the exercise of personal jurisdiction by the Superior Court of Fulton County for the purposes of such lawsuit.

Any party who desires to submit a claim to arbitration in accordance with this Section shall file its demand for arbitration with AAA within thirty (30) days of the event or incident giving rise to the claim. A copy of said demand shall be served on the other party in accordance with the notice provisions in Section 13 of this Agreement. The parties agree that they shall attempt in good faith to select an arbitrator by mutual agreement within twenty (20) days after the responding party’s receipt of the demand for arbitration. If the parties do not agree on the selection of an arbitrator within that timeframe, the selection shall be made pursuant to the rules from the panels of arbitrators maintained by the AAA. If the Employee prevails in the dispute, the Company will pay and be financially responsible for all costs, expenses, reasonable attorneys’ fees and reasonable expenses of the arbitrator incurred by the Employee (or the Employee’s estate in the event of his death) in connection with the dispute. Any award rendered by the arbitrator shall be accompanied by a written opinion providing the reasons for the award.

By the Company: BWS
By Employee: RMO

The arbitrator’s award shall be final and non-appealable. Nothing in this Subsection shall prevent the parties from settling any dispute or controversy by mutual agreement at any time.

Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect as prior to this Amendment.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

THE COMPANY:

        THERAGENICS CORPORATION

        By  /s/  Bruce W. Smith

        Title:   Executive Vice President,
          Secretary, Treasurer,
            Chief Financial Officer

ATTEST:

By:  /s/   Tracy M. Culver

Title:   General Counsel

EMPLOYEE:

By:   R. Michael O'Bannon

Employee
Under 40

EXHIBIT A

RELEASE AGREEMENT

    This Release Agreement (this "Agreement") is made this ____ day of ______________, by ______________________________ (the "Employer") and ____________________ (the "Employee").

Introduction

Employee and the Company entered into an Employment Agreement dated _____________ (the “Severance Agreement”) which provides certain severance benefits.

The Severance Agreement requires that as a condition to the payment of severance benefits under the Severance Agreement (the “Severance Benefits”), the Employee must provide a release and agree to certain other conditions.

NOW, THEREFORE, the parties agree as follows:

1.     The effective date of this Agreement shall be the date on which Employee signs this Agreement (“the Effective Date”), at which time this Agreement shall be fully effective and enforceable. Employee has been offered twenty-one (21) days from receipt of this Agreement within which to consider this Agreement. Employee understands that he or she may sign this Agreement at any time before the expiration of the twenty-one (21) day review. To the degree Employee chooses not to wait twenty-one (21) days to execute this Agreement, it is because Employee freely and unilaterally chooses to execute this Agreement before that time.

2.     In exchange for Employee’s execution of this Agreement and in full and complete settlement of any and all claims, the Employer will provide Employee with the Severance Benefits.

3.     The release given by Employee in this Agreement is given solely in exchange for the consideration set forth in this Agreement and such consideration is in addition to anything of value that Employee was entitled to receive prior to entering into this Agreement.

Employee has been advised to consult an attorney prior to entering into this Agreement.

By entering into this Agreement, Employee does not waive rights or claims that may arise after the date this Agreement is executed.

4.     This Agreement shall in no way be construed as an admission by the Employer that it has acted wrongfully with respect to Employee or any other person or that Employee has any rights whatsoever against the Employer. The Employer specifically disclaims any liability to or wrongful acts against Employee or any other person on the part of itself, its employees or its agents.

5.     As a material inducement to the Employer to enter into this Agreement, Employee hereby irrevocably releases the Employer and each of the owners, stockholders, predecessors, successors, directors, officers, employees, representatives, attorneys, and affiliates (and agents, directors, officers, employees, representatives and attorneys of such affiliates) of the Employer, and all persons acting by, through, under or in concert with them (collectively “Releasees”), from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, including, but not limited to, rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort, or any legal restrictions on the Employer’s right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: (1) Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991 (race, color, religion, sex, and national origin discrimination); (2) the Employee Retirement Income Security Act (“ERISA”); (3) 42 U.S.C. § 1981 (discrimination); (4) the Americans with Disabilities Act (disability discrimination); (5) the Equal Pay Act; (6) Executive Order 11246 (race, color, religion, sex, and national origin discrimination); (7) Executive Order 11141 (age discrimination); (8) Section 503 of the Rehabilitation Act of 1973 (disability discrimination); (9) negligence; (10) negligent hiring and/or negligent retention; (11) intentional or negligent infliction of emotional distress or outrage; (12) defamation; (13) interference with employment; (14) wrongful discharge; (15) invasion of privacy; or (16) violation of any other legal or contractual duty arising under the laws of the State of Georgia or the laws of the United States (“Claim” or “Claims”), which Employee now has, or claims to have, or which Employee at any time heretofore had, or claimed to have, or which Employee at any time hereinafter may have, or claim to have, against each or any of the Releasees, in each case as to acts or omissions by each or any of the Releasees occurring up to and including the Effective Date. Employee covenants and agrees not to institute, or participate in any way in anyone else’s actions involved in instituting any action against any of the Releasees with respect to any Claim released herein.

Notwithstanding the foregoing, this Agreement shall not release any claims the Employee has to any unpaid benefits under any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Employee’s right to exercise vested stock options, if any, pursuant to any stock option agreements provided by the Company to Employee.

6.     The Employer and Employee agree that the terms of this Agreement shall be final and binding and that this Agreement shall be interpreted, enforced and governed under the laws of the State of Georgia. The provisions of this Agreement can be severed, and if any part of this Agreement is found to be unenforceable, the remainder of this Agreement will continue to be valid and effective.

7.     This Agreement sets forth the entire agreement between the Employer and Employee and fully supersedes any and all prior agreements or understandings, written and/or oral, between the Employer and Employee pertaining to the subject matter of this Agreement.

8.     Employee is solely responsible for the payment of any fees incurred as the result of an attorney reviewing this agreement.

Your signature below indicates your understanding and agreement with all of the terms in this Agreement.

Please take this Agreement home and carefully consider all of its provisions before signing it. Again, you are free and encouraged to discuss the contents and advisability of signing this Agreement with an attorney of your choosing.

PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. YOU ARE STRONGLY ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.

IN WITNESS WHEREOF, Employee and Employer have executed this agreement effective as of the date first written above.

EMPLOYEE

_________________

Print Name

_________________

Signature

_________________

Date Signed

THERAGENICS CORPORATION

By: _______________________________

Title:______________________________

Employee
40 and over

EXHIBIT B

RELEASE AGREEMENT

This Release Agreement (this "Agreement") is made this ____ day of _______________ by _____________________ (the "Employer") and _____________________________ (the "Employee").

Introduction

        Employee and the Company entered into an Employment Agreement dated ______________ (the “Severance Agreement”) which provides certain severance benefits.

        The Severance Agreement requires that as a condition to the payment of severance benefits under the Severance Agreement (the “Severance Benefits”), the Employee must provide a release and agree to certain other conditions.

        NOW, THEREFORE, the parties agree as follows:

1.

Employee has been offered twenty-one (21) days from receipt of this Agreement within which to consider this Agreement. The effective date of this Agreement shall be the date eight (8) days after the date on which Employee signs this Agreement (“the Effective Date”). For a period of seven (7) days following Employee’s execution of this Agreement, Employee may revoke this Agreement, and this Agreement shall not become effective or enforceable until such seven (7) day period has expired. Employee must communicate the desire to revoke this Agreement in writing. Employee understands that he or she may sign the Agreement at any time before the expiration of the twenty-one (21) day review period. To the degree Employee chooses not to wait twenty-one (21) days to execute this Agreement, it is because Employee freely and unilaterally chooses to execute this Agreement before that time. Employee’s signing of the Agreement triggers the commencement of the seven (7) day revocation period.

2.	In exchange for Employee’s execution of this Agreement and in full and complete settlement of any and all claims, the Employer will provide Employee with the Severance Benefits.

3.

Employee acknowledges and agrees that this Agreement is in compliance with the Age Discrimination in Employment Act and the Older Workers Benefit Protection Act and that the releases set forth in this Agreement shall be applicable, without limitation, to any claims brought under these Acts.

The release given by Employee in this Agreement is given solely in exchange for the consideration set forth in this Agreement and such consideration is in addition to anything of value that Employee was entitled to receive prior to entering into this Agreement.

Employee has been advised to consult an attorney prior to entering into this Agreement, and this provision of the Agreement satisfies the requirement of the Older Workers Benefit Protection Act that Employee be so advised in writing.

By entering into this Agreement, Employee does not waive rights or claims that may arise after the date this Agreement is executed.

4.

This Agreement shall in no way be construed as an admission by the Employer that it has acted wrongfully with respect to Employee or any other person or that Employee has any rights whatsoever against the Employer. The Employer specifically disclaims any liability to or wrongful acts against Employee or any other person on the part of itself, its employees or its agents.

5.

As a material inducement to the Employer to enter into this Agreement, Employee hereby irrevocably releases the Employer and each of the owners, stockholders, predecessors, successors, directors, officers, employees, representatives, attorneys, and affiliates (and agents, directors, officers, employees, representatives and attorneys of such affiliates) of the Employer, and all persons acting by, through, under or in concert with them (collectively “Releasees”), from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, including, but not limited to, rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort, or any legal restrictions on the Employer’s right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: (1) Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991 (race, color, religion, sex, and national origin discrimination); (2) the Employee Retirement Income Security Act (“ERISA”); (3) 42 U.S.C. § 1981 (discrimination); (4) the Americans with Disabilities Act (disability discrimination); (5) the Age Discrimination in Employment Act; (6) the Older Workers Benefit Protection Act; (7) the Equal Pay Act; (8) Executive Order 11246 (race, color, religion, sex, and national origin discrimination); (9) Executive Order 11141 (age discrimination); (10) Section 503 of the Rehabilitation Act of 1973 (disability discrimination); (11) negligence; (12) negligent hiring and/or negligent retention; (13) intentional or negligent infliction of emotional distress or outrage; (14) defamation; (15) interference with employment; (16) wrongful discharge; (17) invasion of privacy; or (18) violation of any other legal or contractual duty arising under the laws of the State of Georgia or the laws of the United States (“Claim” or “Claims”), which Employee now has, or claims to have, or which Employee at any time heretofore had, or claimed to have, or which Employee at any time hereinafter may have, or claim to have, against each or any of the Releasees, in each case as to acts or omissions by each or any of the Releasees occurring up to and including the Effective Date. Employee covenants and agrees not to institute, or participate in any way in anyone else’s actions involved in instituting, any action against any of the Releasees with respect to any Claim released herein.

Notwithstanding the foregoing, this Agreement shall not release any claims the Employee has to any unpaid benefits under any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Employee’s right to exercise vested stock options, if any, pursuant to any stock option agreements provided by the Company to Employee.

6.

The Employer and Employee agree that the terms of this Agreement shall be final and binding and that this Agreement shall be interpreted, enforced and governed under the laws of the State of Georgia. The provisions of this Agreement can be severed, and if any part of this Agreement is found to be unenforceable, the remainder of this Agreement will continue to be valid and effective.

7.

This Agreement sets forth the entire agreement between the Employer and Employee and fully supersedes any and all prior agreements or understandings, written and/or oral, between the Employer and Employee pertaining to the subject matter of this Agreement.

8.	Employee is solely responsible for the payment of any fees incurred as the result of an attorney reviewing this agreement.

Your signature below indicates your understanding and agreement with all of the terms in this Agreement.

Please take this Agreement home and carefully consider all of its provisions before signing it. You may take up to twenty-one (21) days to decide whether you want to accept and sign this Agreement. Also, if you sign this Agreement, you will then have an additional seven (7) days in which to revoke your acceptance of this Agreement after you have signed it. This Agreement will not be effective or enforceable, nor will any consideration be paid, until after the seven (7) day revocation period has expired. Again, you are free and encouraged to discuss the contents and advisability of signing this Agreement with an attorney of your choosing.

PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. YOU ARE STRONGLY ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.

IN WITNESS WHEREOF, Employee and Employer have executed this agreement effective as of the date first written above.

EMPLOYEE

_________________

Print Name

_________________

Signature

_________________

Date Signed

THERAGENICS CORPORATION

By: _______________________________

Title:______________________________

Group of terminations
40 and over -
Group of terminations

EXHIBIT C

RELEASE AGREEMENT

This Release Agreement (this "Agreement") is made this ____ day of ____________
by____________________ (the "Employer") and ______________________ (the "Employee").

Introduction

        Employee and the Company entered into an Employment Agreement dated ______________ (the “Severance Agreement”) which provides certain severance benefits.

        The Severance Agreement requires that as a condition to the payment of severance benefits under the Severance Agreement (the “Severance Benefits”), the Employee must provide a release and agree to certain other conditions.

        NOW, THEREFORE, the parties agree as follows:

1.

Employee has been offered forty-five (45) days from receipt of this Agreement within which to consider this Agreement. The effective date of this Agreement shall be the date eight (8) days after the date on which Employee signs this Agreement (“the Effective Date”). For a period of seven (7) days following Employee’s execution of this Agreement, Employee may revoke this Agreement, and this Agreement shall not become effective or enforceable until such seven (7) day period has expired. Employee must communicate the desire to revoke this Agreement in writing. Employee understands that he or she may sign the Agreement at any time before the expiration of the forty-five (45) day review period. To the degree Employee chooses not to wait forty-five (45) days to execute this Agreement, it is because Employee freely and unilaterally chooses to execute this Agreement before that time. Employee’s signing of the Agreement triggers the commencement of the seven (7) day revocation period.

2.	In exchange for Employee’s execution of this Agreement and in full and complete settlement of any and all claims, the Employer will provide Employee with the Severance Benefits.

3.

Employee acknowledges and agrees that this Agreement is in compliance with the Age Discrimination in Employment Act and the Older Workers Benefit Protection Act and that the releases set forth in this Agreement shall be applicable, without limitation, to any claims brought under these Acts.

The release given by Employee in this Agreement is given solely in exchange for the consideration set forth in this Agreement and such consideration is in addition to anything of value that Employee was entitled to receive prior to entering into this Agreement.

Employee has been advised to consult an attorney prior to entering into this Agreement, and this provision of the Agreement satisfies the requirement of the Older Workers Benefit Protection Act that Employee be so advised in writing.

By entering into this Agreement, Employee does not waive rights or claims that may arise after the date this Agreement is executed.

4.

The Employer has ________________________________________________ [Employer to describe class, unit, or group of individuals covered by termination program, any eligibility factors, and time limits applicable] and such employees comprise the “Decisional Unit.” Attached as “Attachment 1” to this Agreement is a list of ages and job titles of persons in the Decisional Unit who were and who were not selected for termination and the offer of consideration for signing the Agreement.

5.

This Agreement shall in no way be construed as an admission by the Employer that it has acted wrongfully with respect to Employee or any other person or that Employee has any rights whatsoever against the Employer. The Employer specifically disclaims any liability to or wrongful acts against Employee or any other person on the part of itself, its employees or its agents.

6.

As a material inducement to the Employer to enter into this Agreement, Employee hereby irrevocably releases the Employer and each of the owners, stockholders, predecessors, successors, directors, officers, employees, representatives, attorneys, and affiliates (and agents, directors, officers, employees, representatives and attorneys of such affiliates) of the Employer, and all persons acting by, through, under or in concert with them (collectively “Releasees”), from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, including, but not limited to, rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort, or any legal restrictions on the Employer’s right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: (1) Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991 (race, color, religion, sex, and national origin discrimination); (2) the Employee Retirement Income Security Act (“ERISA”); (3) 42 U.S.C. § 1981 (discrimination); (4) the Americans with Disabilities Act (disability discrimination); (5) the Age Discrimination in Employment Act; (6) the Older Workers Benefit Protection Act; (7) the Equal Pay Act; (8) Executive Order 11246 (race, color, religion, sex, and national origin discrimination); (9) Executive Order 11141 (age discrimination); (10) Section 503 of the Rehabilitation Act of 1973 (disability discrimination); (11) negligence; (12) negligent hiring and/or negligent retention; (13) intentional or negligent infliction of emotional distress or outrage; (14) defamation; (15) interference with employment; (16) wrongful discharge; (17) invasion of privacy; or (18) violation of any other legal or contractual duty arising under the laws of the State of Georgia or the laws of the United States (“Claim” or “Claims”), which Employee now has, or claims to have, or which Employee at any time heretofore had, or claimed to have, or which Employee at any time hereinafter may have, or claim to have, against each or any of the Releasees, in each case as to acts or omissions by each or any of the Releasees occurring up to and including the Effective Date. Employee covenants and agrees not to institute, or participate in any way in anyone else’s actions involved in instituting, any action against any of the Releasees with respect to any Claim released herein.

Notwithstanding the foregoing, this Agreement shall not release any claims the Employee has to any unpaid benefits under any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Employee’s right to exercise vested stock options, if any, pursuant to any stock option agreements provided by the Company to Employee.

7.

The Employer and Employee agree that the terms of this Agreement shall be final and binding and that this Agreement shall be interpreted, enforced and governed under the laws of the State of Georgia. The provisions of this Agreement can be severed, and if any part of this Agreement is found to be unenforceable, the remainder of this Agreement will continue to be valid and effective.

8.

This Agreement sets forth the entire agreement between the Employer and Employee and fully supersedes any and all prior agreements or understandings, written and/or oral, between the Employer and Employee pertaining to the subject matter of this Agreement.

9.	Employee is solely responsible for the payment of any fees incurred as the result of an attorney reviewing this agreement.

Your signature below indicates your understanding and agreement with all of the terms in this Agreement.

Please take this Agreement home and carefully consider all of its provisions before signing it. You may take up to forty-five (45) days to decide whether you want to accept and sign this Agreement. Also, if you sign this Agreement, you will then have an additional seven (7) days in which to revoke your acceptance of this Agreement after you have signed it. This Agreement will not be effective or enforceable, nor will any consideration be paid, until after the seven (7) day revocation period has expired. Again, you are free and encouraged to discuss the contents and advisability of signing this Agreement with an attorney of your choosing.M

PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. YOU ARE STRONGLY ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.

        IN WITNESS WHEREOF, Employee and Employer have executed this agreement effective as of the date first written above.

EMPLOYEE

_________________

Print Name

_________________

Signature

_________________

Date Signed

THERAGENICS CORPORATION

By: _______________________________

Title:______________________________

ATTACHMENT I

Employees Comprising the “Decisional Unit”

[GRAPHIC OMITTED][GRAPHIC OMITTED]

Exhibit D

Inventions, Patents and Copyrights

1. Previously Conceived Inventions

[DESCRIBE ANY INVENTIONS WHICH THE EMPLOYEE DEVELOPED OR HAS AN OWNERSHIP INTEREST IN. IF NONE, INSERT “NONE”. Note: With respect to any such Inventions not described herein, the Company shall have a nonexclusive, paid up, royalty-free license to use and practice such Invention, including a license under all patents to issue in any country which pertain to such Invention.]

System for Measurement of Motility in the Gastrointestinal Tract (Design by William Alford and R. Michael O'Bannon)

General Purpose Device for Multi-Channel EEG Biofeedback (Design by William Alford and R. Michael O'Bannon)

Device for Measurement and Training of Cerebral Blood Flow (Design by R. Michael O’Bannon)
Device for Training Attention and Readiness in Psychomotor Tasks (Design by R. Michael O’Bannon)
System for Prediction of Accuracy of Recall from Memory (Design by R. Michael O’Bannon)

2. Patents

[LIST OR DESCRIBE ALL PATENTS WHICH THE EMPLOYEE OWNS INDIVIDUALLY, WITH OTHERS, OR FOR WHICH APPLICATIONS ARE PENDING. IF NONE, INSERT “NONE”.]

      NONE

3. Copyrights

[DESCRIBE ANY WORKS FOR WHICH THE EMPLOYEE CLAIMS THE COPYRIGHT EITHER INDIVIDUALLY OR WITH OTHERS. IF NONE, INSERT “NONE”.]

Business Activity Checklist Guide (Copyright, 1987, R. Michael O’Bannon)
Honesty and Integrity Testing: A Practical Guide (Copyright, 1989, Applied Information Resources)
Executive Insight System (includes software, questionnaires, training manuals, feedback reports, and seminar)(Copyright, 1993, R. Michael O'Bannon)
Management Insight System (includes software, questionnaires, training manuals, feedback reports, and seminar)(Copyright, 1995, R. Michael O'Bannon)
Precision Interviewing (includes training manuals and seminar)(Copyright, 1995, R. Michael O’Bannon, Ph.D.)
Untitled General Purpose Software for Administration and Scoring of Multi-Rater Questionaires (Copyright, 1997, R. Michael O'Bannon)
Copyrights for Training and Organizational Development Materials Created Prior to R. Michael O’Bannon’s Full Time Employment with Theragenics and Later Adapted for Theragenics Use.

Future Books, Articles, and Case Studies Falling into the Area of Psychology or Organizational Development.